UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2022

GREAT WESTERN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36688	47-1308512
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

225 South Main Avenue

Sioux Falls, South Dakota 57104

(Address of principal executive offices)

(Zip Code)

(605) 334-2548

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion on February 1, 2022 of the previously announced merger between Great Western Bancorp, Inc., a Delaware corporation (“Great Western”), and First Interstate BancSystem, Inc., a Montana corporation (“First Interstate”) pursuant to the Agreement and Plan of Merger, dated as of September 15, 2021 (the “Merger Agreement”), by and between Great Western and First Interstate.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective February 1, 2022, (i) Great Western was merged with and into First Interstate, with First Interstate continuing as the surviving corporation (the “Merger”) and (ii) immediately following the Merger, Great Western Bank, Great Western’s wholly owned banking subsidiary, was merged with and into First Interstate’s wholly owned banking subsidiary, First Interstate Bank (the “Bank Merger”), with First Interstate Bank continuing as the surviving bank in the Bank Merger.

Pursuant to the Merger Agreement, at the effective time of the merger (the “Effective Time”), (i) each share of common stock, par value $0.01 per share, of Great Western (“Great Western Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Great Western or First Interstate, was converted into the right to receive 0.8425 shares (such shares, the “Merger Consideration”) of Class A common stock, no par value, of First Interstate (“First Interstate Class A Common Stock”) and cash in lieu of fractional shares and (ii) each outstanding equity award in respect of shares of Great Western Common Stock vested and was cancelled and converted automatically into the right to receive the Merger Consideration (with any performance-based awards vesting at the greater of the target and actual level of performance, as determined by the Compensation Committee of the Board of Directors of Great Western prior to the Effective Time).

The foregoing description of the Merger, the Bank Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

The total aggregate consideration payable in the Merger was approximately 47 million shares of First Interstate Class A Common Stock. The issuance of shares of First Interstate Class A Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-260771) filed by First Interstate with the Securities and Exchange Commission (the “SEC”) and declared effective on December 16, 2021.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, Great Western no longer fulfills the listing requirements of the New York Stock Exchange (the “NYSE”). On February 1, 2022, Great Western notified the NYSE that the Merger had closed and requested that the NYSE (1) suspend trading of Great Western Common Stock, (2) withdraw Great Western Common Stock from listing on the NYSE prior to the open of trading on February 1, 2022, and (3) file with the SEC a notification of delisting of Great Western Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Great Western Common Stock will no longer be listed on the NYSE.

Additionally, First Interstate, as successor to Great Western, intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of Great Western Common Stock under Section 12(g) of the Exchange Act and the suspension of Great Western’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification of Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, (i) each share of Great Western Common Stock outstanding immediately prior to the Effective Time, other than certain shares held by Great Western or First Interstate, was converted into the right to receive 0.8425 shares of First Interstate Class A Common Stock and cash in lieu of fractional shares and (ii) each outstanding equity award in respect of shares of Great Western Common Stock vested and was cancelled and converted automatically into the right to receive the Merger Consideration (with any performance-based awards vesting at the greater of the target and actual level of performance, as determined by the Compensation Committee of the Board of Directors of Great Western prior to the Effective Time).

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

At the Effective Time, Great Western was merged with and into First Interstate pursuant to the Merger Agreement, with First Interstate continuing as the surviving corporation.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Great Western’s directors and executive officers ceased serving as directors and executive officers of Great Western. In addition, as of the Effective Time and in accordance with the Merger Agreement, the following individuals, each of whom was a member of the board of directors of Great Western immediately prior to consummation of the Merger, were appointed to the board of directors of First Interstate: James Brannen, Frances Grieb, Thomas Henning, Stephen Lacy and Daniel Rykhus.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of Great Western ceased to be in effect by operation of law and the organizational documents of First Interstate (as successor to Great Western by operation of law) remained the Third Amended and Restated Articles of Incorporation of First Interstate, dated September 10, 2019, as amended, and the Fourth Amended and Restated Bylaws of First Interstate as amended, in each case as in effect as of the Effective Time. Copies of the Third Amended and Restated Articles of Incorporation, the First Amendment to the Third Amended and Restated Articles of Incorporation of First Interstate, the Second Amendment to the Third Amended and Restated Articles of Incorporation of First Interstate, the Fourth Amended and Restated Bylaws of First Interstate and the First Amendment to the Fourth Amended and Restated Bylaws of First Interstate are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 of this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of September 15, 2021, by and between Great Western Bancorp, Inc. and First Interstate BancSystem, Inc. (incorporated by reference to Exhibit 2.1 to Great Western’s Current Report on Form 8-K, filed with the SEC on September 20, 2021).
3.1	Third Amended and Restated Articles of Incorporation of First Interstate, dated September 10, 2019 (incorporated by reference to Exhibit 3.1 to First Interstate’s Quarterly Report on Form 10-Q, filed with the SEC on November 6, 2019 (File No. 001-34653).
3.2	First Amendment to the Third Amended and Restated Articles of Incorporation of First Interstate (incorporated by reference to Exhibit 3.1 to First Interstate’s Current Report on Form 8-K, filed with the SEC on January 20, 2022).
3.3	Second Amendment to the Third Amended and Restated Articles of Incorporation of First Interstate (incorporated by reference to Exhibit 3.1 to First Interstate’s Current Report on Form 8-K, filed with the SEC on February 1, 2022).
3.4	Fourth Amended and Restated Bylaws of First Interstate (incorporated by reference to Exhibit 3.2 to First Interstate’s Annual Report on Form 10-K filed with the SEC on March 1, 2021 (File No. 001-34653).
3.5	First Amendment to the Fourth Amended and Restated Bylaws of First Interstate (incorporated by reference to Exhibit 3.2 to First Interstate’s Current Report on Form 8-K, filed with the SEC on February 1, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INTERSTATE BANCSYSTEM, INC. As successor by merger to Great Western Bancorp, Inc.

By:	/s/ Kevin P. Riley
Name:	Kevin P. Riley
Title:	President and Chief Executive Officer

Date: February 1, 2022

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